UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 8, 2026

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2026-4

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-297422-01

Central Index Key Number of Issuing Entity: 0002151184

BRIDGECREST AUTO FUNDING LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-271899

Central Index Key Number of Depositor: 0001974820

BRIDGECREST ACCEPTANCE CORPORATION

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001493927

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

41-6683331
(Issuing Entity’s I.R.S. Employer Identification No.)

Bridgecrest Auto Funding LLC 1720 W. Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(888) 418-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Auto Loan Asset Backed Notes (the “Class A-1 Notes”), Class A-2 Auto Loan Asset Backed Notes (the “Class A-2 Notes”), Class A-3 Auto Loan Asset Backed Notes (the “Class A-3 Notes”), Class B Auto Loan Asset Backed Notes (the “Class B Notes”), Class C Auto Loan Asset Backed Notes (the “Class C Notes”) and Class D Auto Loan Asset Backed Notes (the “Class D Notes” and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes and Class C Notes, the “Publicly Registered Notes”) and Class E Auto Loan Asset Backed Notes by Bridgecrest Lending Auto Securitization Trust 2026-4 described in the Prospectus dated October 8, 2026.

This Current Report on Form 8-K is being filed in connection with the issuance of the Publicly Registered Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Publicly Registered Notes are attached hereto as Exhibits 5.1 and 8.1, respectively. A copy of the opinion with respect to enforceability of the Grantor Trust Certificate delivered by Morris James LLP, counsel to Bridgecrest Lending Auto Securitization Grantor Trust 2026-4, in connection with the issuance of the Notes is attached hereto as Exhibit 5.2.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.
(d)	Exhibits.

Exhibit
No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters
5.2	Opinion of Morris James LLP with respect to enforceability of the Grantor Trust Certificate
8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2026	BRIDGECREST AUTO FUNDING LLC

	By:	/s/ Daniel Gaudreau
	Name:	Daniel Gaudreau
	Title:	President